Stein Roe Mutual Funds

Annual Report
JUNE 30, 1997

Stein Roe Money Market Fund
Government Reserves Fund

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Stein Roe Mutual Funds
Building Wealth for Generations(sm)

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
Contents

From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Q&A
Government Reserves Fund..........................................   3

   Interviews with the portfolio manager and a summary of investment activity

Investments.......................................................   6

   A complete list of investments with market values

Financial Statements..............................................   7

   Balance sheet, statement of operations and changes in net assets

Notes to Financial Statements.....................................   10

Financial Highlights..............................................   12

   Selected per-share data

Report of Independent Auditors....................................   14

General Information...............................................   15

   A guide to products and services

                Must be preceded or accompanied by a prospectus.

From the President
Photo of: Timothy K. Armour

To Our Shareholders
We're pleased to present this annual report for the Stein Roe Government Reserves Fund. In the following pages, we'll provide you with an overview of the economic events that occurred over the past year and explain how we positioned Government Reserves Fund to respond to these events.

Will the real economic numbers please stand up?
The past 12 months were an eventful period for U.S. money market funds, as mixed economic data caused money market rates -- which tend to reflect future expectations for short-term interest rates -- to fluctuate sharply throughout the period. Money market funds were particularly vulnerable in the days prior to and immediately following the release of monthly employment reports, which the market tends to use as a gauge of U.S. economic strength. Overall, the yield on the three-month Treasury bill rose from 5.19 percent on June 30, 1996, to 5.24 percent on June 30, 1997.
   The rise in Treasury bill yields occurred in mid-December, when comments voiced by ranking Federal Reserve officials were interpreted as evidence that they might raise interest rates. Soon after, however, a new round of economic reports showed no discernible increase in inflation and only a modest uptick in job growth, suggesting there was little need for a rate hike. Federal Reserve Chairman Alan Greenspan echoed this belief, when he told the Senate Budget Committee that he saw few signs of the "inflationary tensions" that had hampered past economic expansions. It appears that Greenspan's comments were enough to calm investors' fears. In fact, many started to believe that economic growth would slow in 1997, helping to resolve many of the conflicts that had plagued money market investors throughout much of 1996.
   But, as the new year unfolded, that notion was quickly dispelled as a wide range of indicators suggested the econ omy actually was gaining momentum. Among the economic data that supported this new outlook were reports of stronger-than-anticipated growth in durable goods orders and personal income, a surprisingly resilient housing market and a 10-year high in consumer confidence levels. In spite of this strong economic growth, inflation remained relatively tame as lower health care and benefits costs helped keep overall labor costs in check and a stronger dollar helped make imported goods less expensive for U.S. consumers. Nonetheless, many believed more robust economic growth would force the Federal Reserve to raise interest rates in an effort to preempt higher inflation going forward. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate -- the rate large commercial banks charge one another for overnight loans -- from 5.25 percent to 5.50 percent.

   Although most economic reports now suggest inflation is under control, we think there could be some continued pressure on interest rates going forward. We do not, however, expect interest rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. As a result, while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will slow enough in the coming months to quell any remaining inflationary pressures, eliminating the need to raise interest rates much, if any, higher. Nonetheless, even without the backwind of higher rates, we think money market funds will continue to do well as investors seek a safe haven for their investment dollars. The Basics Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.
   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.


   Sincerely,


   Timothy K. Armour
   President
   July 15, 1997

Q&A

An Interview with Jane Naeseth, Portfolio Manager of Stein Roe Government Reserves Fund

Fund Data

   Investment Objective:
   Seeks maximum current income consistent with safety of capital and maintenance of liquidity by investing in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in repurchase agreements for U.S. government securities.

   Fund Inception:
   September 20, 1982

   Total Net Assets:
   $53.3 million

Photo of : Jane Naeseth

Q: How did the Fund perform?
A: For the year ended June 30, 1997, Government Reserves Fund posted a 4.79 percent total return, slightly trailing the 4.84 percent median return for its U.S. government money market fund peer group. As of June 30, 1997, the Fund's seven-day current yield was 4.77 percent.

Q: How did you position the Fund to take advantage of the Federal Reserve's changes in monetary policy?
A: Over the course of the fiscal year, the Federal Reserve made just one interest rate move -- the one-quarter point tightening in late March. This shows up almost exactly in the change in the Fund's seven-day current yield, which rose from 4.50 percent on June 30, 1996, to 4.77 percent on June 30, 1997. In anticipation of that move, we maintained a shorter-than-average maturity profile. Because 85 percent of the portfolio was in overnight obligations on March 25, 1997, the Fund immediately benefited when the Federal Reserve finally pulled the trigger and raised interest rates.
   On June 30, 1996, the Fund's weighted average maturity stood at 56 days. On June 30, 1997, it had decreased to 30 days, reflecting the fact that we had few longer-term notes in the Fund and a more defensive positioning than at the beginning of the fiscal year. That's because yields in the government money market were in a very tight range at fiscal year end. As a result, we held 49 percent of the Fund in repurchase agreements. As chances for further tightening by the Federal Reserve lessened, the yield curve flattened, making longer paper less attractive. (1)

Q: What's your outlook for the next few months?
A: Inflation and job reports are the two primary factors that drive the government money market. We believe yields will remain in their current tight range until the economy shows signs of strength that hint at inflation. We believe the best strategy under these conditions is to maintain a slightly defensive maturity profile with the majority of the Fund invested in repurchase agreements. We think this will position the Fund to respond quickly to any changes in interest rates.
   We also will try to take advantage of the yield spreads that pop up between the different sectors in which we invest, and may increase our holdings of longer maturity securities if we see the yield curve steepening.


1 The Treasury yield curve does not represent any particular Stein Roe fund; you can find it in The Wall Street Journal.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice. Absent past limits, the Fund's seven-day current yield at June 30, 1997, would have been 4.62 percent and its total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's U.S. government money market fund peer group for the one-, five- and 10-year periods ending June 30, 1997, were 4.84 percent, 4.01 percent and 5.35 percent, respectively.

Fund Highlights

                            Government Reserves Fund
                            Securities Type Breakdown
                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1996        JUNE 30, 1997
Federal Agency Discount Notes                  54.3%                  35.8%
Repurchase Agreements                          23.1                   49.1
Federal Agency Bonds                           22.6                   15.1
------------------------------------------------------------------------------
Total                                         100.0%                 100.0%

PIE CHART:
Maturity
As of June 30, 1996
5-365 days  47.2%
0-4 days    52.8%


As of June 30, 1997
5-365 days  15.1%
0-4 days    84.9%

Government Reserves Fund
INVESTMENTS AS OF JUNE 30, 1997
(DOLLAR AMOUNTS IN THOUSANDS)

                                                           INTEREST     MATURITY       PRINCIPAL            MARKET
                                                              RATE*         DATE          AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (50.6%)
Federal Home Loan Bank Callable Note ......................  5.750%      1/09/98          $ 3,000          $ 3,000
Federal Home Loan Mortgage
   Corporation ............................................  6.001       7/01/97           19,000           19,000
Student Loan Marketing Association
   Callable Note ..........................................  5.750       1/08/98            5,000            5,000
                                                                                                           -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Amortized Cost $27,000) .............................................................................   27,000
                                                                                                           -------
REPURCHASE AGREEMENTS (48.8%)
BA Securities; 7/01/97 agreement
   collateralized by Federal National
   Mortgage Association, 5.590%
   due 12/18/97 ...........................................  6.050       7/01/97           13,000           13,000
CIBC Wood Gundy Securities; 7/01/97
   agreement collateralized by Federal
   National Mortgage Association,
   6.850% due 5/26/00 .....................................  6.000       7/01/97           13,000           13,000
                                                                                                           -------
TOTAL REPURCHASE AGREEMENTS
   (Amortized cost $26,000) ..............................................................................  26,000
                                                                                                           -------
TOTAL INVESTMENTS (99.4%)
   (Amortized cost $53,000) ..............................................................................  53,000
OTHER ASSETS, LESS LIABILITIES (0.6%) ....................................................................     341
                                                                                                           -------
TOTAL NET ASSETS (100.0%) ................................................................................ $53,341
                                                                                                           =======

*The interest rate is the effective rate at the date of purchase.

See accompanying notes to financial statements.

Balance Sheet

June 30, 1997
(All Amounts in Thousands, Except Per-Share Amounts)
ASSETS
Investments, at value (including $26,000 in repurchase agreements) .   $ 53,000
Accrued interest receivable ........................................        226
Cash and other assets ..............................................        312
                                                                       --------
   Total Assets ....................................................   $ 53,538
                                                                       ========
LIABILITIES
Payable for fund shares redeemed ...................................   $     63
Dividends payable ..................................................         70
Payable to investment adviser and transfer agent ...................         24
Other liabilities ..................................................         40
                                                                       --------
   Total Liabilities ...............................................        197
                                                                       --------
CAPITAL
Paid-in capital ....................................................     53,380
Accumulated net realized losses on investments .....................        (39)
                                                                       --------
   Total Capital (Net Assets) ......................................     53,341
                                                                       --------
   Total Liabilities and Capital ...................................   $ 53,538
                                                                       ========
Shares Outstanding (Unlimited Number Authorized) ...................     53,380
                                                                       ========
Net Asset Value (Capital) Per Share ................................   $   1.00
                                                                       ========

See accompanying notes to financial statements.

Statement of Operations
For The Year Ended
June 30, 1997
(All Amounts in Thousands)
INVESTMENT INCOME
Interest Income .................................................       $ 3,318
                                                                        -------
EXPENSES
Management fees .................................................           155
Administrative fees .............................................           155
Transfer agent fees .............................................            93
Printing and postage ............................................            35
Accounting fees .................................................            25
Legal and audit fees ............................................            23
Registration fees ...............................................            21
Trustees' fees ..................................................            19
Custodian fees ..................................................             4
Other expenses ..................................................            25
                                                                        -------
                                                                            555
Reimbursement of expenses by investment adviser .................          (122)
                                                                        -------
   Total Expenses ...............................................           433
                                                                        -------
   Net Investment Income ........................................         2,885
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............       $ 2,885
                                                                        =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets

FOR THE YEARS ENDED JUNE 30, 1996 AND 1997
(ALL AMOUNTS IN THOUSANDS)
                                                                  1996          1997
OPERATIONS
Net investment income ........................................$  4,210      $  2,885
Net realized gains on investments ............................       3          --
                                                              --------      --------
   Net Increase in Net Assets Resulting from Operations ......   4,213         2,885
                                                              --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income .........................  (4,210)       (2,885)
                                                              --------      --------
SHARE TRANSACTIONS
Subscriptions to fund shares .................................  60,169        77,030
Investment income dividends reinvested .......................   3,737         2,328
Redemptions of fund shares ................................... (90,299)      (92,945)
                                                              --------      --------
   Net Decrease from Share Transactions ...................... (26,393)      (13,587)
                                                              --------      --------
   Net Decrease in Net Assets ................................ (26,390)      (13,587)
TOTAL NET ASSETS
Beginning of year ............................................  93,318        66,928
                                                              --------      --------
End of year ..................................................$ 66,928      $ 53,341
                                                              ========      ========
ANALYSES OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares .................................  60,169        77,030
Investment income dividends reinvested .......................   3,737         2,328
                                                              --------      --------
                                                                63,906        79,358
Redemptions of fund shares ................................... (90,299)      (92,945)
                                                              --------      --------
Net decrease in fund shares .................................. (26,393)      (13,587)
Shares outstanding at beginning of year ......................  93,360        66,967
                                                              --------      --------
Shares outstanding at end of year ............................  66,967        53,380
                                                              ========      ========

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Government Reserves Fund (the "Fund"), a series of the Stein Roe Income Trust (a Massachusetts business trust).

Investment Valuations
The Fund utilizes the amortized cost method to value its investments, which approximates market value. This technique involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Distributions to Shareholders

The Fund declares income dividends from net investment income daily and pays these dividends monthly.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   The Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions.
   The Fund may enter into repurchase agreements with banks, broker-dealers and other recognized financial institutions whereby such institutions sell an instrument to the Fund and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Fund requires the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.
   All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition

Government Reserves Fund invests in U.S. government securities maturing in 13 months or less from the date of purchase, and repurchase agreements collateralized by U.S. government securities, regardless of the maturities of such securities. U.S. government securities include securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.
   See the Fund's schedule of investments for additional informa tion on portfolio composition.

Note 3. Trustees' Fees and Transactions with Affiliates
The Fund pays monthly management and administrative fees to Stein Roe &
Farnham, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee is .25 of 1 percent of average daily net assets. The administrative fee is .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and .15 of 1 percent over $1 billion.
   The administrative agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that its expenses exceed .70 of 1 percent of average daily net assets. This expense limitation expires October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice to the Fund.
   The transfer agent fees of the Fund are paid to SteinRoe Services Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.
   The Adviser also provides the Fund with fund accounting services.
   Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trust for the year ended June 30, 1997.

   Note 4. Investment Transactions
Cost of investments of the Fund was the same for financial reporting purposes and federal income tax purposes.

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                             Years Ended June 30,
                                                                     1988          1989        1990
                                                                  -------       -------     -------
Net Asset Value, Beginning of Period ...........................  $  1.000     $  1.000     $  1.000
                                                                  --------     --------     --------
         Net investment income .................................     0.058        0.080        0.078
         Distributions from net investment income ..............    (0.058)      (0.080)      (0.078)
                                                                  --------     --------     --------
Net Asset Value, End of Period .................................  $  1.000        1.000     $  1.000
                                                                  ========     ========     ========
Ratio of net expenses to average net assets (a) ................     0.87%        0.70%        0.70%
Ratio of net investment income to average net assets (b) .......     5.75%        8.02%        7.79%
Total return (b) ...............................................     5.90%        8.27%        8.05%
Net assets, end of period ......................................  $ 41,787     $ 50,185     $ 53,400
                                                                          Years Ended June 30,
                                                                      1991         1992         1993
                                                                  --------     --------     --------
Net Asset Value, Beginning of Period ...........................  $  1.000     $  1.000     $  1.000
                                                                  --------     --------     --------
         Net investment income .................................     0.066        0.044        0.027
         Distributions from net investment income ..............    (0.066)      (0.044)      (0.027)
                                                                  --------     --------     --------
Net Asset Value, End of Period .................................  $  1.000     $  1.000     $  1.000
                                                                  ========     ========     ========
Ratio of net expenses to average net assets (a) ................     0.70%        0.70%        0.70%
Ratio of net investment income to average net assets (b) .......     6.41%        4.27%        2.75%
Total return (b) ...............................................     6.74%        4.45%        2.78%
Net assets, end of period ......................................  $102,860     $132,982     $104,220
                                                                                Years Ended June 30,
                                                                      1994         1995         1996        1997
                                                                  --------     --------     --------    --------
Net Asset Value, Beginning of Period ...........................  $  1.000     $  1.000     $  1.000    $  1.000
                                                                  --------     --------     --------    --------
         Net investment income .................................     0.027        0.047        0.050       0.050
         Distributions from net investment income ..............    (0.027)      (0.047)      (0.050)     (0.050)
                                                                  --------     --------     --------    --------
Net Asset Value, End of Period .................................  $  1.000     $  1.000     $  1.000    $  1.000
                                                                  ========     ========     ========    ========
Ratio of net expenses to average net assets (a) ................     0.70%        0.70%        0.70%       0.70%
Ratio of net investment income to average net assets (b) .......     2.71%        4.65%        4.94%       4.66%
Total return (b)                                                     2.74%        4.78%        5.01%       4.79%
Net assets, end of period                                         $105,488      $93,318      $66,928     $53,341

(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 1.04 percent,
0.93 percent, 0.98 percent, 0.83 percent, 0.79 percent, 0.76 percent, 0.75 percent, 0.75 percent, 0.82 percent, and 0.90 percent for the years ended June 30, 1988, through June 30, 1997, respectively.

(b) Computed giving effect to investment adviser's expense limitation undertaking.

Report of Independent Auditors

To the Shareholders and Board of Trustees of Stein Roe Income Trust

Stein Roe Government Reserves Fund

We have audited the accompanying balance sheet, including the schedule of investments, of Stein Roe Government Reserves Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our respon sibility is to express an opinion on these financial statements and finan cial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Government Reserves Fund at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.

Ernst & Young LLP


Chicago, Illinois
July 25, 1997

A Guide to Stein Roe Services

We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges
  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals
($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o Money Market Fund Check Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions

Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.


Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.

  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund -- Invests primarily in marketable debt securities with an average life of three to 10 years.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.


Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

  o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

  o Capital Opportunities Fund-- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital opportunities through emerging market investment opportunities.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you infor-mation about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied by a prospectus.

Stein Roe Income Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

The Stein Roe Mutual Funds

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                     GRIIA 8/97